LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833




                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

                      BERKELEY U.S. QUALITY BOND PORTFOLIO

                         BERKELEY MONEY MARKET PORTFOLIO

                        HARRIS ASSOCIATES VALUE PORTFOLIO

                      LEXINGTON CORPORATE LEADERS PORTFOLIO

                             STRONG GROWTH PORTFOLIO

                           MFS TOTAL RETURN PORTFOLIO

                          SAI GLOBAL LEADERS PORTFOLIO








                     The Securities and Exchange Commission
                      has not approved or disapproved these
                      securities nor has it determined that
                    this prospectus is accurate or complete.
                                It is a criminal
                          offense to state otherwise.





                   The date of this Prospectus is May 1, 1999





                                TABLE OF CONTENTS

                                                                           Page

SUMMARY....................................................                  1
  The Trust and the Portfolios.............................                  1
  Performance..............................................                  5

DESCRIPTION OF THE PORTFOLIOS..............................                  8

MANAGEMENT OF THE PORTFOLIOS...............................                  18

PERFORMANCE OF THE PORTFOLIOS..............................                  22

COMPARABLE PERFORMANCE.....................................                  23

PORTFOLIO SHARES...........................................                  24

DISTRIBUTION OF SHARES.....................................                  26

FINANCIAL HIGHLIGHTS.......................................                  26



SUMMARY

THE TRUST AND THE PORTFOLIOS

All of the Portfolios described in this document are series of LPT Variable Insurance Series Trust ("Trust"), an open-end management investment company. Investment companies (or "mutual funds") pool the money of a number of different investors and buy many different securities. Pooling allows the investors to spread the risk of loss of their investments over more securities than they could if they invested their money alone.

Although the Portfolios are structured the same as mutual funds, they are not offered or sold directly to the public. Unless you are an insurance company, you may only invest in the Portfolios through a variable annuity contract ("Contract"), which you purchase from an insurance company. The insurance company becomes the legal shareholder in the Portfolio. You (the holder of the Contract) are not a shareholder in the Trust, but have a beneficial interest in it. Although you do not have the same rights as if you were a direct shareholder, you are given many similar rights, such as voting rights under rules of the Securities and Exchange Commission that apply to registered investment companies.

Within limitations described in the Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Trust. See the prospectus which is attached at the front of this Prospectus for a description of:

o    the Contract,

o    the Portfolios of the Trust that are available under that Contract, and

o the relationship between increases or decreases in the net asset value of Trust shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

The Contracts may be sold by banks. An investment in a Portfolio of the Trust through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Robertson Stephens Diversified Growth Portfolio

Investment Goal

Robertson Stephens Diversified Growth Portfolio seeks long-term capital growth.

Principal Investment Strategies and Risks

Robertson Stephens Diversified Growth Portfolio

The Portfolio will invest at least 65% of its total assets in stocks and warrants of companies that have a market capitalization of $3 billion or less. The Subadviser looks for companies that it believes have a potential for growth that other investors have not recognized. The Subadviser may invest a larger percentage of the assets of the Portfolio in a single company than do other investment advisers.

The principal risks of investing in the Portfolio are:

     o Investments in small to medium sized companies may produce higher returns than investments in companies with larger capitalizations; however, companies with smaller capitalizations may have a higher risk of failure than larger companies.

     o There is no assurance that the Subadviser will find securities that meet the goals of the Portfolio or that the companies the Subadviser selects will reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances.

     o The portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

     o Investing larger amounts in a single company can increase the potential risk to the Portfolio if one of those companies is not successful.

     o Engaging in short sales of stock can increase the losses of the Portfolio.

     o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.

Berkeley U.S. Quality Bond Portfolio

Investment Goal

Berkeley U.S. Quality Bond Portfolio seeks to obtain a high level of current income.

Principal Investment Strategies and Risks

Berkeley U.S. Quality Bond Portfolio (Shares of this Portfolio are no longer offered for sale.)

The Portfolio will invest at least 65% of its total assets in higher quality bonds or securities that represent an interest in pools of higher quality debt obligations such as mortgages.

 The principal risks of investing in the Portfolio are:

    o The risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

    o The risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

    o The risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

    o The risk that the holder of a mortgage underlying a mortgage-backed security owned by the Portfolio will prepay principal, particularly during periods of declining interest rates.

    o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.

Berkeley Money Market Portfolio

Investment Goal

Berkeley Money Market Portfolio seeks as high a level of current income as is possible while maintaining a high level of liquidity and stability of principal.


Principal Investment Strategies and Risks

Berkeley Money Market Portfolio (Shares of this Portfolio are no longer offered for sale.)

The Portfolio will invest in high quality instruments that meet the requirements
for  money  market   securities  as  defined  by  the  Securities  and  Exchange
Commission.

The short-term money market securities the Portfolio invests in are high-quality investments posing low credit and interest rate risk. Because the risk to the money you invest is low, the potential for profit is also low.

The principal risks of investing in the Portfolio are:

     o The rate of income varies daily depending on short-term interest rates.

     o A significant change in interest rates or a default on a security held by the Portfolio could cause the value of your investment to decline.

     o An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

     o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.


Harris Associates Value Portfolio

Investment Goal

Harris Associates Value Portfolio seeks long-term capital appreciation.

Principal Investment Strategies and Risks

Harris Associates Value Portfolio

The Portfolio will invest at least 65% of its total assets in stocks or securities that can be converted into stocks. The Subadviser may invest up to 25% of the assets in securities of non-U.S. companies and may invest up to 25% of the assets in lower quality, higher-yielding, bonds (junk bonds).

The principal risks of investing in the Portfolio are:

    o The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances.

    o Investments in small to medium sized companies may produce higher returns than investments in companies with larger capitalizations; however, companies with small capitalizations may have a higher risk of failure than larger companies.

    o The portfolio manager's judgment that a particular security is under-valued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

    o Securities of non-U.S. companies are subject to risks in addition to the normal risks of investments, such as changes in value related to changes in currency exchange rates, additional transaction costs and more difficulty in selling the securities.

    o Lower quality, higher-yielding, bonds (junk bonds) may have a greater potential return than higher quality bonds but also have a higher risk of default.

    o Engaging in short sales of stock can increase the losses of the Portfolio.

    o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payment you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.

Lexington Corporate Leaders Portfolio

Investment Goal

Lexington Corporate Leaders Portfolio seeks long-term capital growth and income.

Principal Investment Strategies and Risks

Lexington Corporate Leaders Portfolio

The Portfolio will invest in the stocks of large, well-established companies that have a market capitalization greater than $1 billion. The stocks that the Portfolio will own will be substantially selected from among the stocks of companies represented in the Dow Jones Industrial Average (DJIA), but the Portfolio is not limited in its investment to companies in the DJIA and will purchase shares of other companies that meet its investment criteria.

The principal risks of investing in the Portfolio are:

    o The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances.

    o Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

    o Although the Subadviser expects to invest in the stocks of companies listed in the DJIA, the Subadviser does not expect the Portfolio to have the same return as the Dow Jones Industrial Average.

    o The Portfolio is not required to be diversified and therefore the Subadviser may invest in a small number of companies. Investing in a small number of companies can increase the potential risk to the Portfolio if one of those companies is not successful.

    o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.

Strong Growth Portfolio

Investment Goal

Strong Growth Portfolio seeks capital growth.

Principal Investment Strategies and Risks

Strong Growth Portfolio

The Portfolio will invest at least 65% of its assets in stocks and securities that can be converted into stocks, which may include a substantial amount of stocks of companies that have a market capitalization of $3 billion or less. The Subadviser may also invest up to 25% of the assets in foreign securities, including up to 15% of the assets directly in securities of non-U.S. Companies and the rest in depository receipts.

The principal risks of investing in the Portfolio are:

    o Investments in small- to medium-sized companies may produce higher returns than investments in companies with larger capitalizations; however, companies with smaller capitalizations may have a higher risk of failure than larger companies.

    o Securities of non-U.S. companies are subject to risks in addition to the normal risks of investments, such as changes in value related to changes in currency exchange rates, higher transaction costs and more difficulty in selling the securities.

    o General stock risks: The major risk of the Portfolio is that of investing in the stock market. That means the Portfolio may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Portfolio's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

    o Growth-style investing: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Portfolio focuses on growth-style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

    o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.

MFS Total Return Portfolio

Investment Goal

MFS Total Return Portfolio seeks total return.

Principal Investment Strategies and Risks

MFS Total Return Portfolio

The Portfolio seeks to meet its goal by investing between 40% and 75% of its assets in stocks and securities that can be converted into stocks and at least 25% of its assets in debt obligations, including up to 20% in lower-quality, higher-yielding bonds (junk bonds).

The principal risks of investing in the Portfolio are:

    o The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or on issuer's financial circumstances.

    o The issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

    o Fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

    o Lower quality, higher-yielding, bonds (junk bonds) may have a greater potential return than higher quality bonds but also have a higher risk of default.

    o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.

SAI Global Leaders Portfolio

Investment Goal

SAI Global Leaders Portfolio seeks long-term capital growth.

Principal Investment Strategies and Risks

SAI Global Leaders Portfolio

The Portfolio seeks to meet its goals by investing primarily in equity securities of foreign and domestic companies with large market capitalizations ($3 billion or more).

The Portfolio may invest up to 80% of its assets in foreign equity securities, including depository receipts or shares. The Portfolio usually invests in companies from at least three different countries.

The Portfolio may invest up to 35% of its assets in intermediate- to long-term debt securities. The Portfolio may invest up to 20% of its assets in non-investment grade debt securities.

The principal risks of investing in the Portfolio are:

    o Securities of non-U.S. companies are subject to risks in addition to the normal risks of investments, such as changes in value related to changes in currency exchange rates, additional transaction costs and more difficulty in selling the securities.

    o Lower quality, higher-yielding, bonds (junk bonds) may have a greater potential return than higher quality bonds but also have a higher risk of default.

    o The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances.

    o Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to obtain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

    o The issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

    o Fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

    o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.

PERFORMANCE

The following charts provide information about the performance of each of the Portfolios. The SAI Global Leaders Portfolio has not yet commenced investment operations. Unless noted otherwise, information is shown from February 9, 1996 (the date the Portfolios were first offered for investment) through December 31, 1998. The bar charts show you how much the performance of each Portfolio has varied for each calendar year since it began operations. The amount of variation between years can show you how much risk there is in investing in a particular Portfolio. The tables compare the performance of each Portfolio to the performance of one or more broad market indexes. This comparison can show you how well the Portfolio performed against the market.

You should note, however, that since the Portfolios only started their operations in 1996, there is only a limited performance history described below. A longer history might give a clearer indication of the risks involved in investing in the Portfolios.

The  performance  described  below  will  give  you an  indication  of  how  the
Portfolios have performed in the past. Of course, past performance is not necessarily an indication of how the Portfolios will perform in the future. In addition, the fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.

Robertson Stephens Diversified Growth Portfolio

(The following table will be depicted as a bar chart in the printed material.)

                      1997   19.12%
                      1998   17.42%

Best  Quarter:  Q4 `98, up 31.87% Worst  Quarter:  Q1 `97,  down 20.40%

                                             Average Annual Total Return

                                           One Year         Since Inception
                                        Ended 12/31/98    (February 9, 1996)*
                                        --------------    -------------------
Robertson Stephens
 Diversified Growth Portfolio               17.42%                13.23%
Standard & Poor's
 Stock Index                                28.58%                26.49%
Russell 2000 Small
 Company Index                             (2.55)%               10.03%

* The date the Portfolio was first available for sale. The current subadviser has been managing the Portfolio since May 1, 1997.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks.

Berkeley U.S. Quality Bond Portfolio

(The following will be depicted as a bar chart in the printed material.)

                      1997    9.45%
                      1998    7.87%



Best Quarter: Q3 `98, up 4.08      Worst Quarter: Q1 `97, down 0.71%

                                         Average Annual Total Return

                                        One Year          Since Inception
                                     Ended 12/31/98   (February 9, 1996)*
                                     --------------   -------------------
Berkeley U.S. Quality
 Bond Portfolio                         7.87%                   6.73%
Lipper Government
 Intermediate Bond Index                8.17%                   6.48%

* The date the Portfolio was first available for sale. The current Subadviser has been managing the Portfolio since November 3, 1997.

The Lipper Government Intermediate Bond Index is a nonweighted index of 139 funds investing in government bonds.

Berkeley Money Market Portfolio

(The following table will be depicted as a bar chart in the printed material.)

                      1997   4.58%
                      1998   4.55%

Best Quarter: Q2 `97, up 1.20%      Worst Quarter: Q4 `98, up 1.06%



                                           Average Annual Total Return

                                          One Year           Since Inception
                                       Ended 12/31/98      (February 9, 1996)*
                                       --------------      -------------------
Berkeley Money Market
  Portfolio                                  4.55%                    4.57%

7 Day yield as of December 31, 1998 -        4.22%

* The date the Portfolio was first available for sale. The current Subadviser has been managing the Portfolio since November 3, 1997.

Harris Associates Value Portfolio

(The following table will be depicted as a bar chart in the printed material.)

                      1997   25.56%
                      1998    4.31%



Best Quarter:  Q4 `98, up 14.91%     Worst Quarter:  Q3 `98, down 15.09%


                                           Average Annual Total Return

                                          One Year            Since Inception
                                      Ended 12/31/98        (February 9, 1996)*
                                      --------------        -------------------

Harris Associates Value
  Portfolio                               4.31%                  17.17%
Standard & Poor's 500
  Stock Index                            28.58%                  26.49%
Lipper Growth &
 Income Index                            13.58%                  19.00%

* The date the Portfolio was first available for sale. The current Subadviser has been managing the Portfolio since May 1, 1997.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks.

The Lipper Growth & Income Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds.

Lexington Corporate Leaders Portfolio

(The following table will be depicted as a bar chart in the printed material.)

                      1997   24.71%
                      1998   12.04%


Best Quarter:  Q2 `97, up 14.71%   Worst Quarter:  Q3 `98, down 10.75%


                                           Average Annual Total Return

                                         One Year            Since Inception
                                      Ended 12/31/98       (February 9, 1996)*
                                      --------------       -------------------
Lexington Corporate
  Leaders Portfolio                       12.04%                17.07%
Standard & Poor's 500
  Stock Index                             28.58%                26.49%
Lipper Growth &
  Income Index                            13.58%                19.00%

*    The date the Portfolio was first available for sale.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks.

The Lipper Growth & Income Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds.

Strong Growth Portfolio

(The following table will be depicted as a bar chart in the printed material.)

                      1997   25.56%
                      1998   30.43%


Best Quarter:  Q4 `98, up 26.04%   Worst Quarter:  Q3 `98, down 11.16%

                                            Average Annual Total Return

                                          One Year            Since Inception
                                       Ended 12/31/98       (February 9, 1996)*
                                       --------------       -------------------

Strong Growth Portfolio                   30.43%                   26.47%
Standard & Poor's 500
  Stock Index                             28.58%                   26.49%
Russell 2000 Small
  Company Index                          (2.55)%                   10.03%

*    The date the Portfolio was first available for sale.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks.

MFS Total Return Portfolio

(The following table will be depicted as a bar chart in the printed material.)

                      1997   21.81%
                      1998   11.98%

Best Quarter:  Q2 `97, up 10.46%   Worst Quarter:  Q3 `98, down  4.11%


                                          Average Annual Total Return

                                         One Year            Since Inception
                                     Ended 12/31/98        (February 9, 1996)*
                                     --------------        -------------------
MFS Total Return
  Portfolio                              11.98%                   14.76%
Standard & Poor's 500
  Stock Index                            28.58%                   26.49%
Lehman Brothers
 Aggregate Bond Index                     8.69%                    7.35%
Lipper Balanced Fund
 Index                                   15.37%                   15.45%

*    The date the Portfolio was first available for sale.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks.

The Lehman Brother Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds.

The Lipper Balanced Fund Index is a nonweighted index of 210 funds investing in stocks and corporate and government bonds.

DESCRIPTION OF THE PORTFOLIOS

Fundamental Policies. This Prospectus and the Statement of Additional Information for the Trust describe certain investment policies of the Portfolios as fundamental. The consent of the shareholders of a Portfolio (determined under the rules of the Securities and Exchange Commission) is required to change a fundamental policy. The Board of Trustees may change all other policies, percentage limits and investment goals of the Portfolios without the consent of shareholders or the holders of the Contracts who have assets invested in the Portfolios.

Robertson Stephens Diversified Growth Portfolio

Before May 1, 1997, the Portfolio was called the Berkeley Smaller Companies Portfolio and it had a different investment goal and a different subadviser.

Investment Goal

Robertson Stephens Diversified Growth Portfolio seeks long-term capital growth.

Implementation of Goal

The Subadviser of the Robertson Stephens Diversified Growth Portfolio seeks to meet the goal of the Portfolio by investing the total assets of the Portfolio:

     o at least 65% in common and preferred stocks and warrants (collectively called stocks or equity securities) of small- to medium-sized companies, that is companies which have market capitalizations of $3 billion or less (warrants are securities that give the purchaser the right to buy common or preferred stock in the future at a price that is fixed when the purchaser buys the warrant);

     o in stocks and warrants of companies with market capitalizations greater than $3 billion;

     o in stocks and warrants of non-U.S. companies or stocks that trade in non-U.S. markets; and

     o  in   debt   securities   such   as   bonds,   including   lower-quality,
higher-yielding bonds (junk bonds).

Principal Strategies

The Subadviser seeks aggressively to find investment opportunities that other investors and investment advisers may not find. The Subadviser will buy stocks based on the Subadviser's evaluation of the company issuing the stock, the economic climate, the sector of the market in which the company's operations are involved and other investment factors that the Subadviser believes will mean the stock will increase in value. The Subadviser may buy and sell securities at different times than other investors or investment advisers. The Subadviser may invest a larger percentage of the assets of the Portfolio in a single stock than would many other investment advisers.

The Subadviser may engage in short sales of stock when the Subadviser expects that the purchase price of the stock is going to go down. A short sale means that the Subadviser agrees to sell the stock at a fixed price, but does not deliver the stock until the sale date. A short sale protects the Portfolio from a loss if the price goes down, or allows the Portfolio to realize a profit on the stock. The Portfolio will not sell securities short if, immediately after and as a result of the sale, the value of the securities sold short by the Portfolio exceeds 25% of its total assets. The Portfolio will limit short sales of any one issuer's securities to 2% of the Portfolio's total assets and to 2% of any one class of the issuer's securities.

Portfolio Turnover Rate

The Subadviser may actively trade the securities held by the Portfolio if the Subadviser decides that the trades will help the Portfolio meet its investment goal. Active trading can increase the portfolio turnover rate for the Portfolio. The portfolio turnover rate for the Portfolio was 381.64% in 1998. The rate may vary from year to year depending on markets and redemption requests.

Specific Risks of the Portfolio

Stocks tend to go up and down in value more than bonds or other debt (fixed income) securities.

Smaller companies may have a greater risk of failing than more established companies.

Stocks of  undervalued  companies may never achieve their  potential value.

Investing large amounts in one security can increase losses.

Lower quality bonds have a greater risk of default than higher quality bonds.

Engaging in short sales of stock can increase the losses of the Portfolio.

Frequent trades of securities can increase costs of the Portfolio.

Investments in non-U.S. securities are subject to risks in addition to the normal risks of investments.

All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.

Subadviser: RS Investment Management Company, L.P.

Portfolio Manager: John L. Wallace of RS Investment Management Company, L.P.

Berkeley U.S. Quality Bond Portfolio

Prior to November 3, 1997, the Portfolio was called the Salomon U.S. Quality Bond Portfolio and it had a different subadviser. Shares of this Portfolio are no longer available for sale.

Investment Goal

Berkeley U.S. Quality Bond Portfolio seeks to obtain a high level of current income.

Implementation of Goal

The Subadviser of the Berkeley U.S. Quality Bond Portfolio seeks to meet the goal of the Portfolio by investing at least 65% of the total assets of the Portfolio in a combination of:

o    U.S. Treasury obligations;

o debt obligations (such as bonds) issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

o debt obligations that represent an interest in a pool of mortgages (mortgage-backed securities) which mortgages are issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

o debt obligations that represent an interest in a pool of mortgages, which are collateralized (collateralized mortgage obligations) by debt obligations or mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Subadviser also expects to invest:

o in investment grade bonds, that is debt obligations rated BBB or higher by Standard & Poor's or rated Baa or higher by Moody's Investor Services;

o in mortgage-backed securities issued by private issuers that are not backed by the U.S. Government or its agencies or instrumentalities

o in debt obligations of non-U.S. companies or governments or their agencies or instrumentalities.

Principal Strategies

The Subadviser seeks investments that will provide a high level of income but will not provide high risk to the Portfolio. The Subadviser seeks investments that provide less volatility than securities considered high risk. The Subadviser may use one or more of the following strategies in managing the assets of the Portfolio:

o investing up to 33% of the assets in transactions where the Subadviser sells mortgage backed securities at a current date and simultaneously contracts to purchase substantially similar securities at a future date (mortgage dollar roll transactions);

o    lending up to 25% of its assets to third parties;

o    borrowing against up to 25% of the total assets, including using

o repurchase agreements (which are transactions where the Portfolio buys a debt instrument for a relatively short time and the seller of the debt instrument agrees to repurchase the instrument and the Portfolio agrees to sell the instrument at a fixed price and time);

o reverse repurchase agreements, (which is the opposite side of a repurchase agreement); and

o uncovered dollar roll transactions where the Portfolio does not currently own the securities to cover the mortgage dollar roll transaction which it has contracted to complete

o purchasing securities on a firm commitment basis, including agreeing to buy securities that have not been issued at the time when they are issued (when-issued securities).

Portfolio Turnover Rate

In 1998, the portfolio turnover rate for the Portfolio was 5.21%. The Subadviser expects the rate to remain at approximately the same level during 1999.

Specific Risks of the Portfolio

Although the securities that the Portfolio purchases may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, neither the shares of the Portfolio nor your beneficial interest in the Portfolio is guaranteed or insured by any one.

The value of bonds and other debt obligations will change when interest rates change.

Mortgage dollar roll transactions, repurchase agreements and reverse repurchase agreements are subject to market risks and prepayment risks which can reduce the return they pay.

Mortgage-backed securities can lose value if the borrowers whose loans back the securities prepay those loans or default on the loans.

Borrowing money or securities can exaggerate the amount of losses of a Portfolio if there is a downturn in the market.

Lending Portfolio securities may result in losses if the borrower fails to repay the securities loaned.

All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of the Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.

Subadviser:  Berkeley Capital Management.

Portfolio Manager: William F. Cox, CFA, of Berkeley Capital Management.

Berkeley Money Market Portfolio

Prior to November 3, 1997, the Portfolio was called the Salomon Money Market Portfolio and it had a different subadviser. Shares of this Portfolio are no longer available for sale.

Investment Goal

Berkeley Money Market Portfolio seeks as high a level of current income as is possible while maintaining a high level of liquidity and stability of principal.

Implementation of Goal

The Subadviser of the Berkeley Money Market Portfolio seeks to meet the goal of the Portfolio by using the amounts you invest in the Portfolio to purchase high quality, short-term securities that are sold in U.S. dollars and that meet the requirements for money market securities under the 1940 Act. These securities include the following:

o    obligations of the U.S. Government, its agencies or instrumentalities;

o    obligations of U.S. or foreign banks;

o    obligations   guaranteed   by  the  U.S.   Government,   its   agencies  or
     instrumentalities;

o    obligations guaranteed by U.S. or foreign banks;

o    commercial paper;

o    corporate debt obligations including variable rate obligations;

o    short-term credit facilities; and

o    asset-backed securities.

Principal Strategies

The Subadviser will purchase obligations for the Portfolio that the Subadviser determines has a very small amount of risk of loss to the Portfolio. To determine the credit risk to the Portfolio, the Subadviser will follow credit guidelines established by the Board of Trustees for the Portfolio. Under those guidelines, the Subadviser will only purchase obligations for the Portfolio if, immediately after the purchase:

o the Portfolio has 95% of its assets invested in obligations that are rated in the highest rating category by specified rating organizations or in obligations that have not been rated but that the Subadviser considers comparable to the rated obligations (First Tier Obligations);

o any remaining assets, but no more than 5% of the total assets of the Portfolio, are invested in obligations that are rated in the second highest rating category by specified rating organizations and/or in comparable unrated obligations (Second Tier Obligations); and

o no more than 1% of the total assets of the Portfolio that are invested in Second Tier Obligations (or $1 million if greater)are invested in the securities of any one issuer, excluding the U.S. Government or its agencies or instrumentalities.

The Subadviser will only purchase obligations that mature in 13 months or less.

The Subadviser will manage the Portfolio so that the average weighted maturity of the Portfolio will not exceed 90 days.

Specific Risks of the Portfolio

Interests in the Portfolio are not guaranteed or insured by the U.S. Government or any other entity.

Repurchase agreements are subject to market risks and prepayment risks which can reduce the return they pay.

Asset-backed securities can lose value if the borrowers whose loans back the securities prepay those loans or default on the loans.

All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of the Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.

Subadviser:  Berkeley Capital Management

Portfolio Manager: William F. Cox, CFA, of Berkeley Capital Management

Harris Associates Value Portfolio

Before May 1, 1997, the Portfolio had different investment goals, policies and restrictions and a different Subadviser.

Investment Goal

Harris Associates Value Portfolio seeks long-term capital appreciation.

Implementation of Goals

The Subadviser of the Harris Associates Value Portfolio seeks to meet the goal of the Portfolio by investing the total assets of the Portfolio:

o at least 65% in common and preferred stocks and securities that can be converted into stocks such as convertible bonds and warrants (collectively called stocks or equity securities), including in stocks of smaller companies, that is companies with market capitalizations of less than $1 billion;

o up to 25% in stocks or warrants of non-U.S. companies or stocks traded in non- U.S. markets;

o in debt securities such as bonds issued by governments or corporations, including up to 25% of its total assets in lower-quality, higher-yielding bonds (junk bonds); and

o    up to 10% in other investment companies, such as mutual funds.

Principal Strategies

The Subadviser tries to find stocks for the Portfolio that the Portfolio can buy at a price that is significantly less than what the Subadviser believes the stock is worth. The Subadviser believes that the Portfolio will benefit if the Portfolio holds these undervalued stocks until they reach their potential value. The Subadviser uses several methods to evaluate the companies whose stock the Subadviser is considering for the Portfolio. The Subadviser relies primarily, however on how well the Subadviser believes the company can produce cash for its shareholders.

The Subadviser may engage in short sales of stock when the Subadviser expects that the purchase price of the stock is going to go down. A short sale means that the Subadviser agrees to sell the stock at a fixed price, but does not deliver the stock until the sale date. The Portfolio may already own the stock, but a short sale protects the Portfolio from a loss if the price goes down, or allows the Portfolio to realize a profit on the stock. The Subadviser may use up to 20% of the total assets of the Portfolio for short sales of securities. The Subadviser will only sell stock short that it owns or that it has the right to purchase and for which it has already paid.


Portfolio Turnover Rate

The portfolio turnover rate for the Portfolio for 1998 was 49.83%. The rate may vary from year to year depending on markets and redemption requests.

Specific Risks of the Portfolio

Stocks tend to go up and down in value more than bonds or other debt (fixed income) securities.

Stocks of undervalued companies may never achieve their potential value.

Smaller companies may have a greater risk of failing than more established companies.

Investments in non-U.S. securities are subject to risks in addition to the normal risks of investments.

Lower quality bonds have a greater risk of default than higher quality bonds.

Engaging in short sales of stock can increase the losses of the Portfolio.

Purchasing shares of other investment companies may result in the Portfolio paying for some administrative costs both through the investment company it purchases and directly.

All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of the Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.

Subadviser: Harris Associates L.P.

Portfolio Managers: Robert Sanborn and Floyd Bellman of Harris Associates L.P.

Lexington Corporate Leaders Portfolio

Investment Goal

Lexington Corporate Leaders Portfolio seeks long-term capital growth and income.

Implementation of Goal

The Subadviser of the Lexington Corporate Leaders Portfolio seeks to meet the goal of the Portfolio by investing the assets of the Portfolio in the common stocks of large, well-established companies. These are companies that have a market capitalization greater than $1 billion, an established history of earnings and dividend payments and a large number of publicly held shares with high trading volume and a high degree of liquidity.

Principal Strategies

The stocks that the Subadviser will select for the Portfolio will be substantially selected from among the stocks of companies represented in the Dow Jones Industrial Average. The stocks will be selected from a list of the stocks of approximately 100 companies that the Subadviser considers "corporate leaders." These are companies that meet the standards listed above, which the Subadviser has set for the investments of the Portfolio. Under normal circumstances, the Subadviser will invest the assets of the Portfolio equally among all of those stocks. The Subadviser does not have to invest in the stocks of all of the companies listed on the Dow Jones Industrial Average and may invest in stocks of companies not listed on the Dow Industrial Average if the Subadviser believes that those companies meet the high standards it applies in selecting stocks for the Portfolio.

The Subadviser is not required to diversify the assets of the Portfolio. The Subadviser can invest one-half of the assets of the Portfolio in as few as two companies by investing up to 25% of the total assets in the stocks of each company. The Subadviser can invest the other half of the assets in as few as ten companies by investing up to 5% of the total assets in the stocks of each company.

The Dow Jones Industrial Average is a list put together by Dow Jones & Company of companies that meet certain high standards and that represent dominant firms in their respective industries. The return of the stocks on the Dow Jones Industrial Average is used to measure the daily performance of the stock markets. The Portfolio is not sponsored by Dow Jones & Company nor is it an affiliate of Dow Jones & Company. The term "Dow Jones Industrial Average" and the abbreviation "DJIA" are trademarks of Dow Jones & Company.

Portfolio Turnover Rate

The portfolio turnover rate for the Portfolio for 1998 was 7.08%. The rate may vary from year to year depending on markets and redemption requests.

Specific Risks of the Portfolio

Although the Subadviser expects to invest in the stocks of companies listed in the Dow Jones Industrial Average, the Subadviser does not expect the Portfolio to have the same return as the Dow Jones Industrial Average.

Stocks tend to go up and down in value more than bonds or other debt (fixed income) securities.

Since the Portfolio is not diversified, it can invest a large percentage of the assets in a small number of different companies, which means there is a larger risk to the Portfolio if one of those companies is not successful.

All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of the Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.


Subadviser: Lexington Management Corporation.

Portfolio Manager: An investment management team from the Subadviser is responsible for the day to day management of the Portfolio. Lawrence Kantor, an Executive Vice President of Lexington Management Corporation, is the lead manager.

Strong Growth Portfolio

Investment Goal

 Strong Growth Portfolio seeks capital growth.

Implementation of Goals

The Subadviser of the Strong Growth Portfolio seeks to meet the goal of the Portfolio by investing the total assets of the Portfolio:

o at least 65% in common and preferred stocks and securities that can be converted into stocks, such as warrants and convertible bonds (collectively called stocks or equity securities); the stocks may include a substantial amount of stocks of small to medium sized companies, that is companies with market capitalizations of $3 billion or less;

o up to 35% in debt obligations, such as bonds, issued by governments or corporations, including up to 5% in debt which is considered below investment grade, which may be lower-quality, higher-yielding bonds (junk bonds);

o    up to 15% in  securities  of  non-U.S.  companies  or  traded  in  non-U.S.
     markets; and

o an unlimited amount of depository receipts which are securities traded in U.S. dollars in U.S. markets, but which represent an indirect interest in non-U.S. companies. The Subadviser has agreed, however, to limit the total amount of its foreign investments, both direct and indirect through depository receipts, to no more than 25% of the total assets of the Portfolio.

Principal Strategies

The Strong Growth Portfolio focuses on stocks of companies that its manager believes are reasonably priced and has above-average growth potential. The Portfolio can include stocks of any size. The manager may decide to sell a stock when the company's growth prospects become less attractive. The Portfolio's active trading approach may increase the Portfolio's costs.

The manager may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Portfolio if the market goes up. In this case, the Portfolio may not achieve its investment goals.

Portfolio Turnover Rate

The Subadviser may actively trade the securities held by the Portfolio if the Subadviser decides that the trades will help the Portfolio meet its investment goal. Active trading can increase the portfolio turnover rate for the Portfolio. The portfolio turnover rate for the Portfolio was 275.16% in 1998. The rate may vary from year to year depending on markets and redemption requests.

Specific Risks of the Portfolio

Stocks tend to go up and down in value more than bonds or other debt (fixed income) securities.

Smaller companies may have a greater risk of failing than more established companies.

Stocks of undervalued companies may never achieve their potential value.

Investments in non-U.S. securities are subject to risks in addition to the normal risks of investments.

There is a risk in using derivative transactions that the security may not go up or down as the Subadviser anticipates, resulting in a loss to the Portfolio.

Frequent trades of securities can increase costs of the Portfolio.

All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of the Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.

Subadviser:  Strong Capital Management, Inc.

Portfolio Manager: Mr. Ronald C. Ognar of Strong Capital Management, Inc.

MFS Total Return Portfolio

Investment Goal

MFS Total Return Portfolio seeks total return.

Implementation of Goal

The Subadviser of the MFS Total Return Portfolio seeks to meet the goal of the Portfolio by investing the total assets of the Portfolio:

o at least 40% and no more than 75% in common and preferred stocks and securities that can be converted into stocks, such as warrants and convertible bonds (collectively called stock or equity securities);

o at least 25% in debt obligations, such as bonds, that produce income (fixed income securities), including short-term obligations and including up to 20% of the assets in lower-quality, higher-yielding bonds (junk bonds).

Principal Strategies

The Subadviser selects investments for the Portfolio that it believes will provide the Portfolio with a return that includes both above average income from its investments (that is more income than you would receive from investing only in stocks) and growth of capital from its investments.

The Subadviser will select investments for the Portfolio from a broad list of securities that may be diversified among different types of companies and different industries. The Subadviser will divide the assets between equity and fixed income securities based on the Subadviser's evaluation of the then current economic and market conditions and which securities will best help the Portfolio meet its investment goal under those conditions.

Portfolio Turnover Rate

The Subadviser may actively trade the securities held by the Portfolio if the Subadviser decides that the trades will help the Portfolio meet its investment goal. Active trading can increase the portfolio turnover rate for the Portfolio. The portfolio turnover rate for the Portfolio was 126.29% in 1998. The rate may vary from year to year depending on markets and redemption requests.

Specific Risks of the Portfolio

Stocks tend to go up and down in value more than bonds or other debt (fixed income) securities.

Lower quality bonds have a greater risk of default than higher quality bonds.

All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of the Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.

Subadviser:  Massachusetts Financial Services Company.

Portfolio Manager: David M. Calabro of Massachusetts Financial Services Company is the head of a team of Portfolio managers responsible for the Portfolio. Geoffrey L. Kurinsky, also of Massachusetts Financial Services Company, is responsible for the management of the fixed income portion of the assets.

SAI Global Leaders Portfolio

Investment Goal

 SAI Global Leaders Portfolio seeks long-term capital growth.

Implementation of Goal

The Portfolio may invest up to 80% of its net assets in foreign equity securities, either directly or through depository shares.

The Portfolio will invest primarily in the equity securities of foreign and domestic companies with large capitalizations (in excess of $3.0 billion). These companies will also generally have a high degree of liquidity and will have exhibited dominance in their respective industries on a global basis.

The Portfolio usually invests in issuers from at least three different countries, although it may at times invest in fewer than three countries. Outside the U.S., the Portfolio will invest primarily in Europe, Japan and Australia.

The Portfolio may also invest up to 35% of its assets in intermediate- to long-term debt securities including U.S. Government, U.S. Government Agency, corporate and foreign debt obligations such as Brady Bonds.

The Portfolio may invest up to 20% of its assets in debt which is considered below investment grade.

Principal Strategies

The Portfolio will primarily invest in common stocks, but may also invest in other securities including preferred stocks, warrants, convertible bonds and debt securities when the Subadviser perceives these other securities offer attractive growth potential or to receive a return on idle cash.

The Portfolio will generally invest in companies that have the following characteristics in the opinion of the Subadviser:

o Large capitalization with strong overall financial strength and sound financing policies.

o    High   profitability   as  measured  by  an  adjusted   return  on  capital
     calculation.

o    A worldwide market for the company's products or services.

o High quality management with a history of providing attractive returns to shareholders.

o A relatively narrow industry focus with exhibited dominance in that industry.

o    Strong earnings growth prospects and attractive valuation measures.

The Subadviser may use derivatives, including derivatives related to foreign securities or currencies, for hedging or managing risk, and to a limited extent, to seek an enhanced return. Derivatives are securities or agreements whose value is derived from or comes from the value of some underlying asset, such as futures and options.

Portfolio Turnover Rate

The Portfolio has not yet commenced investment operations. The portfolio turnover rate for the Portfolio may vary from year to year depending on market and redemption requests, but is not expected to exceed 50% during 1999.

Specific Risks of the Portfolio

Stocks tend to go up and down in value more than bonds or other debt (fixed income) securities.

Investments in non-U.S. securities are subject to risks in addition to the normal risks of investments.

There is a risk in using derivative transactions that the security may not go up or down as the Subadviser anticipates, resulting in a loss to the Portfolio.

Lower quality bonds have a greater risk of default than higher quality bonds.

All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of the Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.

Subadviser: Select Advisors, Inc.

Portfolio Manager: David L. Ruff, CFA and Jack Waymire of Select Advisors, Inc.

Investment Strategies and Risks of the Portfolios

The following strategies will be used by some or all of the Portfolios. Unless otherwise noted, the strategies and risks apply to all Portfolios. These strategies can affect the return you receive from your investment in a Portfolio.

Investment Goals. The above discussion lists investment goals for each of the Portfolios described in this document. There is no assurance that the Subadvisers will achieve the investment goals described above or any other investment goals for the Portfolios. Furthermore, the Board of Trustees of the Trust may change the investment goals of any of the Portfolios at any time, without the consent of the shareholders or the holders of the Contracts who have assets invested in the Portfolios.

Market Risks. All securities have market risk. The Subadvisers invest in different types of securities and investment techniques all of which involve varying amounts of risk. The value of bonds and other fixed income securities will go up and down in response to changes in interest rates charged by the Federal Reserve Bank and the lending banks. Stocks may be affected by the overall domestic and international economies and by changes in demand for certain products or in certain parts of the market.

Investments in Stocks. The investment strategies of all Portfolios, except the Berkeley U.S. Quality Bond Portfolio and the Berkeley Money Market Portfolio, involve investing in stocks. Stocks tend to go up and down in value more than do bonds or other debt obligations (fixed income securities), making them more volatile. Volatile securities have a greater potential return than do fixed income securities, but have more risk of loss. Although, in the past, stocks that have been held for a long period of time have provided higher returns than less volatile securities, there is no assurance that they will do so in the future.

Investment in Bonds. The value of bonds and other debt obligations (fixed income securities) will change when interest rates change. If interest rates go down, the market value of bonds held by the Portfolio that pay higher interest rates increases; however if interest rates go up, the market value of bonds held by the Portfolio that pay lower interest rates goes down.

Smaller Companies. The Strong Growth Portfolio and the Robertson Stephens Diversified Growth Portfolio will invest in the stocks of smaller companies. The Harris Associates Value Portfolio may also invest in such stocks. Investment in the stocks of smaller companies has risks in addition to the risk of investing in any stocks. Smaller companies have less capitalization than larger companies and a greater risk of failing. Smaller companies may be less diversified than larger companies and therefore may be more at risk from economic changes that affect only specific industries or markets.

Investing in Larger Companies. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during an extended period of economic expansion.

Purchasing for Value. When a Subadviser purchases stocks of companies that other investors have not recognized as having value, there is a risk that those stocks will never be recognized by other investors and therefore may not achieve their potential value. This is an investment risk of the Harris Associates Value Portfolio and the Robertson Stephens Diversified Growth Portfolio.

Limited Diversification. Each of the Portfolios, except the Lexington Corporate Leaders Portfolio, is diversified as described in the Investment Company Act of 1940. Although the Lexington Corporate Leaders Portfolio is not diversified as defined by the Investment Company Act of 1940, it will invest its assets so that it meets the diversification requirements necessary to qualify it as a regulated investment company under Subchapter M of the Internal Revenue Code. Investing larger amounts in the securities of only a few companies can increase the potential losses of the Portfolio, since a loss on that stock would have a larger effect on the Portfolio than a loss on a stock in which the Portfolio has a smaller interest. There is potentially a larger risk to the Portfolio if one of its investments is not successful, or if there is a downturn in the industry in which one of its investments is involved.

Derivatives. Derivatives can be volatile investments and involve certain risks. A Portfolio may be unable to limit its losses by closing a position due to lack of a liquid market or similar factors. Losses may also occur if there is not a perfect correlation between the value of futures or forward contracts and the related securities. The use of futures may involve a high degree of leverage because of low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to a Portfolio. Leverage may exaggerate losses of principal. The amount of gains or losses on investments in futures contracts depends on the investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. This risk applies to all Portfolios except the Money Market Portfolio.

Foreign Securities. Investments in non-U.S. securities are subject to risks in addition to the normal risks of investments. The value of non-U.S. securities will change as the exchange rates for the currency in the countries where the companies are located change. Some countries do not have the same kinds of laws that protect the purchasers of securities, as do countries with more established markets such as the United States.

Therefore, there is more risk in purchasing securities issued by companies located in those countries. In addition, there may be less information available about non-U.S. issuers, delays in settling sales of foreign securities and governmental restrictions or controls that can adversely affect the value of securities of foreign companies. Securities of foreign companies may not be as easy to sell as securities of U.S. companies. The Portfolio may incur additional costs in handling foreign securities, such as increased sales costs and custody costs. This risk is not applicable to the Money Market Portfolio.

Mortgage-Backed Securities. The Berkeley Quality Bond Portfolio and the Money Market Portfolio may invest in such securities. There is a risk for a Portfolio when it purchases mortgage-backed securities. Under these arrangements, the Portfolio acquires an interest in a pool of loans and the mortgages securing those loans. As the borrowers make principal and interest payments on the loans, the Portfolio receives a share of those payments. The value of the interests in these pools will go up and down as interest rates go up and down in the same manner as bonds. In addition, however, the value is reduced if the borrowers repay the loans earlier than predicted, particularly when the interest rates on the repaid loans are higher than current interest rates being paid for new loans that would replace the repaid loans. The value of the interests is also reduced if the borrowers default on the loans and the mortgaged property, collateral and/or other guarantees securing the loans are not sufficient to cover the amounts in default.

Repurchase Agreements. Under a repurchase agreement the purchaser acquires a debt instrument for a relatively short time. The seller of the debt instrument agrees to repurchase the instrument and the purchaser agrees to resell the instrument at a fixed price and time. Repurchase agreements give the Portfolio the potential for increased returns, but also have similar market risks to those of investing in mortgage dollar roll transactions described below. If the value of the security that will be repurchased increases above the repurchase price, the Portfolio will benefit. However, if the value goes down, the Portfolio will be purchasing a security at a price higher than its value. In addition in a repurchase agreement, there is a risk that the other party will refuse to resell the security at the end of the transaction period. The purchaser receives collateral from the seller to back up the seller's agreement to repurchase; however, there is a risk that the collateral may not be worth the amount paid by the purchaser for the instrument. The purchaser may also have difficulty selling the collateral.

Mortgage Dollar Roll Transactions. The Berkeley U.S. Quality Bond Portfolio may engage in mortgage dollar roll transactions. Mortgage dollar roll transactions have risks that are similar to those of reverse repurchase agreements. These transactions can increase the return of a Portfolio if the market value of the security sold by the Portfolio goes up to a price higher than the price at which the Portfolio can repurchase the security. However, if the market value goes down, the Portfolio will be purchasing a security at a price that is higher than its market value.

Borrowing. All of the Portfolios may borrow money for temporary or emergency purposes. Most of the Portfolios can engage in borrowing by investing in dollar roll transactions, repurchase agreements or similar securities. Some Portfolios can borrow money or securities to increase the return on a Portfolio. Borrowing money or securities increases the assets that a Portfolio has available to invest. If the investments are profitable, the return for the Portfolio is enhanced. However, if the investments lose value, the losses are exaggerated.

Lending Securities. Lending securities means that the Portfolio lends securities that the Portfolio owns to a third party for a fee. The Portfolio holds other assets of the borrower as collateral to insure the repayment of the securities loaned. Lending Portfolio securities may result in losses to the Portfolio if the borrower does not repay the securities loaned and the Portfolio is unable to sell the collateral for an amount equal to the value of the loaned securities.

Below Investment Grade Bonds or Junk Bonds. The investment strategies of the MFS Total Return Portfolio, Harris Associates Value Portfolio and the SAI Global Leaders Portfolio involve investing in lower quality bonds. Investing in below investment grade bonds, such as the lower quality, higher yielding bonds called junk bonds, can increase the risks of loss for a Portfolio. Junk bonds are bonds that are issued by small companies or companies with limited assets or short operating histories. These companies are more likely than more established or larger companies to default on the bonds and not pay interest or pay back the full principal amount. Third parties may not be willing to purchase the bonds from the Portfolios, which means they may be difficult to sell and some may be considered illiquid. Because of these risks, the companies issuing the junk bonds pay higher interest rates than companies issuing higher-grade bonds. The higher interest rates can give investors a higher return on their investment.

Short Sales. The Robertson Stephens Diversified Growth Portfolio and the Harris Associates Value Portfolio may engage in short sales. Engaging in short sales of stock can increase the losses of the Portfolio if the value of the stock increases before the Portfolio buys the stock to cover the short sale.

Illiquid and Restricted Securities. The Berkeley Money Market Portfolio may invest up to 10% of its assets in securities which it cannot easily sell or which it cannot sell quickly (within seven days) without taking a reduced price for them (illiquid securities). All other Portfolios may invest up to 15% of their assets in illiquid securities. Any Portfolio may invest in securities that the Portfolio cannot sell unless it meets certain restrictions (restricted securities). The restrictions usually relate to the initial sale of the security, such as securities purchased in a private transaction or securities sold only to qualified purchasers. It may take the Subadvisers more time to sell illiquid or restricted securities than it would take them to sell other securities. The Portfolio might be forced to sell the securities at a discount or be unable to sell securities at all that are losing value.

Cash Investments. In addition to the investments described above for each Portfolio, each Subadviser may keep a portion of a Portfolio's assets in cash or in investments that are as liquid as cash such as money market mutual funds. The Subadvisers keep the cash available to meet unexpected expenditures such as redemptions. Investments in cash or similar liquid securities (cash equivalents) generally do not provide as high a return as would assets invested in other types of securities.

Defensive Positions. The Subadvisers have described their strategies for investing the assets of each Portfolio under normal market conditions. Under extraordinary market, economic, political or other conditions, the Subadvisers may not follow their normal strategies, but instead may take certain temporary, defensive actions. These actions may include moving all assets to cash or cash equivalent investments or taking extraordinary steps to limit losses in response to adverse conditions. Defensive actions may prevent a Portfolio from achieving its investment goal.

Portfolio Turnover. Some of the Subadvisers may buy and sell securities for the Portfolios frequently, which increases a Portfolio's portfolio turnover rate. That rate is the percentage of all the net assets of a Portfolio that are bought and sold during a year. The higher the portfolio turnover rate, the higher will be the related transaction costs, such as brokerage costs, charged to the Portfolio. The Subadvisers that actively trade Portfolio assets expect that the potentially improved performance from frequent transactions will offset the higher costs; however, higher transaction costs can reduce the return of the Portfolio.

Year 2000 (Y2K). Like other mutual funds, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Adviser, the Subadvisers and other service providers in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 issue." When the Year 2000 arrives, the Trust's operations could be adversely affected if the computer systems used by its managers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Trust's portfolio and operational areas could be impacted, including securities trade processing, securities pricing, reporting, custody functions and others. The Trust could experience difficulties in effecting transactions if any of its foreign subcustodians, or foreign broker/dealers or foreign markets is not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors that a Portfolio's Subadviser may consider. Subadvisers may rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S. may be more susceptible to Year 2000 problems and may not be required to make the same level of disclosure regarding Year 2000 readiness as is required in the U.S. The Subadvisers, of course, cannot audit any company or their major suppliers to verify their Year 2000 readiness. If a company in which any Portfolio is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a Portfolio's holdings will have a similar impact on the Portfolio's performance.

The Adviser and Subadvisers are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

Background. LPIMC Insurance Marketing Services has been the investment adviser for each Portfolio since its inception. The day-to-day decisions about the investment of assets are made by one or more Portfolio Managers who work for a Subadviser appointed by the investment adviser for each Portfolio. The investment adviser maintains its principal office at 1755 Creekside Oaks Drive, Sacramento, California 95833. The investment adviser is a wholly-owned subsidiary of London Pacific Life and Annuity Company, which is a wholly-owned subsidiary of London Pacific Group Limited, a corporation listed on the London Stock Exchange and the NASDAQ market system. As of December 31, 1998, London Pacific Group Limited had a market capitalization of over $210 million and, either directly or through its subsidiaries, managed or administered funds having total assets in excess of $7.3 billion. London Pacific Life and Annuity Company issues the Contracts through which you may invest in the Portfolios. The investment adviser has been registered as an investment adviser with the Securities and Exchange Commission since 1995.

Investment Advisory Agreement. The Board of Trustees oversees the investment of the assets of each Portfolio. The Board, on behalf of the Trust and its Portfolios, has entered into an Investment Advisory Agreement with the investment adviser. The agreement authorizes the investment adviser to manage the investment of the assets of each Portfolio, based on the investment goals and policies of each Portfolio. The investment adviser must develop a program for investing the assets of each Portfolio that is consistent with the investment goal of each Portfolio and that follows the policies and restrictions that the Board of Trustees has set for the Portfolios. This Prospectus and the Statement of Additional Information describe these policies. (See the back cover of this prospectus to find out how to get a free copy of the Statement of Additional Information.) The investment adviser is responsible for determining the securities to be bought, sold, held or lent by each Portfolio and for carrying out those transactions.

Compensation. The investment adviser receives a fee, monthly, from each Portfolio for management of the net assets of the Portfolio. The investment adviser calculates the fee based on the average daily net assets of each Portfolio. During 1998, the last fiscal year of the Portfolio, each of the Portfolios paid the investment adviser the following percentage of its average daily net assets as compensation for its services as investment adviser to the
Portfolios:

Robertson Stephens Diversified Growth ..........................     .95%
Berkeley U.S. Quality Bond ......................................    .55%
Berkeley Money Market ...........................................    .45%
Harris Associates Value ........................................    1.00%
Lexington Corporate Leaders  ...................................     .65%
Strong Growth ..............  ..................................     .75%
MFS Total Return ...............................................     .75%

The percentage of net assets paid to the investment adviser as an investment advisory fee for each Portfolio changes with the amount of net assets in the Portfolio. Generally the larger the net assets, the lower the fees as a percentage of net assets.

Under the Investment Advisory Agreement, the Trust is obligated to pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of a Portfolio:
                                                       ADVISORY FEE
      PORTFOLIO                           (as a % of average daily net assets)
      ---------                           ------------------------------------

Robertson Stephens                       .95% of first $10 million
   Diversified Growth                    .90% of the next $25 million
                                         .85% of the next $165 million
                                         .80% over and above $200 million

Berkeley U.S. Quality
  Bond                                   .55% of first $50 million
                                         .525% of next $100 million
                                         .50% of next $150 million
                                         .45% of next $200 million
                                         .425% over and above $500 million

Berkeley Money Market                    .45% of first $50 million
                                         .425% of next $100 million
                                         .40% of next $150 million
                                         .35% of next $200 million
                                         .325% over and above $500 million

Harris Associates  Value                 1.00% of first  $25 million
                                         .85% of next $75 million
                                         .75% over and above $100 million

Lexington Corporate
 Leaders                                 .65% of first $10 million
                                         .60% of next $90 million
                                         .55% over and above $100 million

Strong Growth                            .75% of first $150 million
                                         .70% of next $350 million
                                         .65% over and above $500 million

MFS Total Return                         .75% of first $200 million
                                         .70% of the next $1.1 billion
                                         .65% over and above $1.3 billion

SAI Global Leaders                       .75% of first $25 million
                                         .70% of next $75 million
                                         .65% over and above $100 million

Other Services and Expenses. The investment adviser is also responsible for the operation of each Portfolio and the supervision of others who provide services to the Portfolios such as custodians, accountants and transfer agents. The investment adviser must provide office space and the services of personnel to carry out the operations of the Portfolios. The investment adviser pays all ordinary office expenses for the Trust and the Portfolios. The investment adviser also pays the salaries and costs of persons employed by the investment adviser who serve as officers or Trustees of the Trust. The Portfolios are responsible for all their own direct expenses such as fees of custodians, accountants, transfer agents and unaffiliated trustees. London Pacific Life and Annuity Company has voluntarily agreed to reimburse each of the Portfolios, except the Berkeley U.S. Quality Bond and Berkeley Money Market Portfolios, through December 31, 1999 for their expenses (other than brokerage commissions) that exceed the following annual percentages of average daily net assets:

Robertson Stephens Diversified Growth ..........................   1.39%
Harris Associates Value...........  ............................   1.29%
Strong Growth ..................................................   1.29%
Lexington Corporate Leaders.....................................   1.29%
MFS Total Return................................................   1.29%
SAI Global Leaders..............................................   1.29%

London Pacific Life and Annuity Company may withdraw or modify this policy of expense reimbursement in the future.

Subadvisers and Portfolio Management

Subadvisory Agreements. The investment advisory agreement allows the investment adviser to contract with third parties to provide some or all of its duties to the Portfolios under the Investment Advisory Agreement. The investment adviser has contracted with the Subadvisers listed below to provide day to day management of the assets of each of the Portfolios. Under the terms of the agreements between each Subadviser and the investment adviser, the Subadviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Subadviser follows the policies set by the investment adviser and the Board of Trustees for each of the Portfolios.

Compensation. Under the Subadvisory Agreements, the investment adviser has agreed to pay each Subadviser a fee for its services out of the fees the investment adviser receives from the Portfolios. During 1998, the last fiscal year of the Portfolios, the investment adviser paid each of the Subadvisers fees based on the following percentage of each Portfolio's average daily net assets:


Robertson Stephens Diversified Growth Portfolio................  .70%
Berkeley U.S. Quality Bond Portfolio...........................  .30%
Berkeley Money Market Portfolio................................  .20%
Harris Associates Value Portfolio..............................  .75%
Lexington Corporate Leaders Portfolio .........................  .40%
Strong Growth Portfolio........................................  .50%
MFS Total Return Portfolio.....................................  .50%

 The percentage of net assets paid to the Subadvisers as fees for their services to each Portfolio changes with the amount of net assets in the Portfolio. Generally the larger the net assets, the lower the fees as a percentage of net assets.

Under the terms of each Sub-Advisory Agreement, the Adviser shall pay to each Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to each Portfolio, monthly fees at the following annual rates based on the average daily net assets of each Portfolio:

                                                   SUB-ADVISORY FEE
 PORTFOLIO                              (as a % of average daily net assets)
 ---------                              ------------------------------------

Robertson Stephens
  Diversified Growth                      .70% of first $10 million
                                          .65% of the next $25 million
                                          .60% of the next $165 million
                                          .55% over and above $200 million

Berkeley U.S. Quality
   Bond                                   .30% of first $50 million
                                          .275% of next $100 million
                                          .25% of next $150 million
                                          .20% of next $200 million
                                          .175% over and above $500 million

Berkeley Money Market                     .20% of first $50 million
                                          .175% of next $100 million
                                          .15% of next $150 million
                                          .10% of next $200 million
                                         .075% over and above $500 million

Harris Associates  Value                  .75% of  first  $25 million
                                          .60% of next $75 million
                                          .50% over and above $100 million

Lexington Corporate                       .40% of first $10 million
  Leaders                                 .35% of the next $90 million
                                          .30% over and above $100 million

Strong Growth                             .50% of first $150 million
                                          .45% of the next $350 million
                                          .40% over and above $500 million

MFS Total Return                          .50% of first $200 million
                                          .45% of the next $1.1 billion
                                          .40% over and above $1.3 billion

SAI Global Leaders                        .50% of first $25 million
                                          .45% of next $75 million
                                          .40% over and above $100 million

Robertson Stephens Diversified Growth Portfolio

Subadviser. RS Investment Management Company, L.P. (formerly Robertson, Stephens & Company Investment Management, L.P.) has been the Subadviser of the Robertson Stephens Diversified Growth Portfolio since May 1, 1997. The Subadviser was formed in 1993 and has been registered as an investment adviser with the Securities and Exchange Commission since 1993. It maintains its principal office at 555 California Street, San Francisco, California 94104. The Subadviser is principally owned by senior managers and portfolio managers of RS Investment Management Company, LLC. As of December 31, 1998, the Subadviser and its investment advisory affiliates were managing in excess of $3.5 billion for public and private investment funds.

Portfolio Manager. John L. Wallace is responsible for the day to day management of the assets of the Portfolio. Mr. Wallace has been a portfolio manager with the Subadviser since July 1995. From 1990 until joining Robertson, Stephens & Company, Mr. Wallace was a Vice President of Oppenheimer Funds, Inc. From 1991 through June 1995, he was the portfolio manager of the Oppenheimer Main Street Income and Growth Fund and from 1990 through June 1995, he was the manager of the Oppenheimer Total Return Fund. Mr. Wallace received his B.A. from the University of Idaho and his M.B.A. from Pace University.

Berkeley U.S. Quality Bond Portfolio and Berkeley Money Market Portfolio

Subadviser. Berkeley Capital Management has been the Subadviser of the Berkeley U.S. Quality Bond Portfolio and Berkeley Money Market Portfolio since November 3, 1997. The Subadviser has been managing assets as an investment adviser since 1972. As of December 31, 1998, it was managing approximately $2.0 billion in assets for both institutional and retail clients. The Subadviser maintains its principal office at 650 California Street, Suite 2800, San Francisco, California 94108. Berkeley Capital Management is a wholly- owned subsidiary of London Pacific Group, Inc. and is an affiliate of the investment adviser and London Pacific Life and Annuity Company, the life insurance company issuing the Contracts.

Portfolio Manager. William F. Cox, CFA has been responsible for the day to day management of the assets of both the Berkeley Quality Bond Portfolio and Berkeley Money Market Portfolio since November 3, 1997. Mr. Cox has been a Portfolio manager for the Subadviser since 1992 and has over 14 years experience in the investment business. Mr. Cox received his B.S. from the University of California at Berkeley and his M.B.A. from the University of California at Los Angeles.

Harris Associates Value Portfolio

Subadviser. Harris Associates L.P. has been the Subadviser of the Harris Associates Value Portfolio since May 1, 1997. The Subadviser has been in business as an investment adviser since 1976. It maintains its principal office at 2 North LaSalle Street, Chicago, Illinois 60602. The Subadviser is a wholly owned subsidiary of New England Investment Companies, L.P., which is a publicly traded limited partnership that owns investment management firms. A majority of the limited partnership interests in New England Investment Companies, L.P. are owned by Metropolitan Life Insurance Company. As of December 31, 1998, the Subadviser was managing in excess of $17 billion for its clients.

Portfolio Manager. Robert Sanborn and Floyd Bellman are primarily responsible for the day-to-day management of the Portfolio. Mr. Sanborn has been employed by Harris Associates L.P. since 1988 and has managed The Oakmark Fund of the Harris Associates Investment Trust since its inception in 1991.Mr. Bellman joined Harris Associates L.P. in 1995. From 1989 to 1995, Mr. Bellman was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank

Lexington Corporate Leaders Portfolio

Subadviser. Lexington Management Corporation has been the Subadviser of the Lexington Corporate Leaders Portfolio since February 9, 1996, the date the
Portfolio was first available for sale. The Subadviser and its predecessor companies, registered investment advisers under the Investment Advisers Act of 1940, as amended, were established in 1938. It maintains its principal office at Park 80 West Plaza Two, Post Office Box 1515, Saddle Brook, and New Jersey 07663. The Subadviser is a wholly owned subsidiary of Lexington Global Asset Managers, Inc., which is privately owned. As of December 31, 1998, the Subadviser was managing in excess of $3.5 billion in assets for its clients. The service marks "Lexington" and "Corporate Leaders" are owned by Lexington Management Corporation. The Portfolio has a sublicense to use the service marks as long as Lexington Management Corporation or its affiliates manage the assets of the Portfolio.

Portfolio Manager. The Lexington Corporate Leaders Portfolio is managed by an investment management team. Lawrence Kantor, who has over 28 years investment experience, is the lead manager. Mr. Kantor is a Managing Director and Executive Vice President of Lexington Management Corporation. He is also a Director/Trustee of the Lexington Funds and an Executive Vice President of Lexington Global Asset Managers, Inc. Mr. Kantor joined the Subadviser in 1984. Mr. Kantor received his B.S. From Long Island University and attended its Graduate School of Business.

Strong Growth Portfolio

Subadviser. Strong Capital Management, Inc. ("Strong") is the subadviser for the Strong Growth Portfolio. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $32 billion as of December 31, 1998. Strong's address is P.O. Box 2936, Milwaukee, Wisconsin 53201.

Portfolio Manager. Ronald C. Ognar, a Chartered Financial Analyst with more than 30 years of investment experience, is primarily responsible for the Strong Growth Portfolio. He joined Strong in April 1993, after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that, he was a portfolio manager at Kemper Financial Services in Chicago. In addition to his duties as portfolio manager of the Strong Growth Portfolio, Mr. Ognar has managed the Strong Growth Fund, the Strong Growth Fund II and the Strong Growth 20 Fund since their inception on December 1993, June 1995 and June 1997, respectively. In addition, he has co-managed the Strong Total Return Fund since December 1994 and the Strong Mid Cap Growth Fund since January 1999.

MFS Total Return Portfolio

Subadviser. Massachusetts Financial Services Company has been the Subadviser of the MFS Total Return Portfolio since February 9, 1996, the date the Portfolio was first made available to the public. The Subadviser is the oldest mutual fund organization in the United States. The Subadviser and its predecessor organizations have a history of money management dating from 1924. It maintains its principal office at 500 Boylston Street, Boston, Massachusetts 02116. The Subadviser is an indirect subsidiary of Sun Life Assurance Company of Canada, which is one of the largest international life insurance companies. As of December 31, 1998, the Subadviser was managing approximately $100 billion in assets for approximately 3.7 million investors.

Portfolio Manager. A team of investment professionals is responsible for the day-to-day management of the MFS Total Return Portfolio. David M. Calabro, a Senior Vice President of the Subadviser, is the head of the management team and a manager of the common stock portion of the assets of the Portfolio. Mr. Calabro, a Senior Vice President of MFS, has been employed by the Subadviser as a portfolio manager since 1992. Mr. Calabro is the head of this portfolio management team and a manager of the common stock portion of the Portfolio. Geoffrey L. Kurinsky, a Senior Vice President of MFS, has been employed by the Subadviser as a portfolio manager since 1987. Mr. Kurinsky is the manager of the Portfolio's fixed income securities. Constantinos G. Mokas, a Vice President of MFS, has been a portfolio manager of the Portfolio since April 1, 1998, and has been employed by the Sub-Adviser as a portfolio manager since 1990. Mr. Mokas is the manager of the Portfolio's convertible securities. Lisa B. Nurme, a Senior Vice President of MFS, has been employed by the Subadviser as a portfolio manager since 1987. Ms. Nurme is a manager of the common stock portion of the Portfolio. Each individual became a portfolio manager of the Portfolio on July 19, 1995. Kenneth J. Enright, a Senior Vice President of MFS, has been employed by the Subadviser as a portfolio manager since 1986. Mr. Enright became a manager of the common stock portion of the Portfolio on January 15, 1999.

SAI Global Leaders Portfolio

Subadviser. Select Advisors, Inc. (SAI) is an affiliate of London Pacific Life and Annuity Company and of the investment adviser. SAI began operations in 1983 through its predecessor company, and is a registered investment adviser located at 1755 Creekside Oaks Drive, Suite 290, Sacramento, CA 95833. SAI and affiliated companies provide financial services for clients with assets in excess of $2 billion. SAI is a wholly-owned subsidiary of the London Pacific Group Limited, a corporation listed on the London Stock Exchange and the NASDAQ market system with a market valuation of approximately $237 million. The London Pacific Group Limited, which manages or administers funds valued at approximately $3.9 billion (including the assets managed by the Sub-Adviser) as of December 31, 1998, maintains offices in Jersey (Channel Islands), Sacramento, Raleigh and San Francisco.

Portfolio Manager. The investment professionals primarily responsible for the daily management of the Portfolio are David L. Ruff, CFA and Jack Waymire. Jack Waymire founded the SAI predecessor company in 1983 and has 26 years of investment experience. David Ruff has 12 years of investment experience, and began with the SAI predecessor company in 1987.

PERFORMANCE OF THE PORTFOLIOS

Performance information for the Portfolios of the Trust, including a bar chart and average annual total return information since the inception of the Portfolios, is contained in this Prospectus under the heading "Performance."


COMPARABLE PERFORMANCE

Public Fund Performance

Each of the Robertson Stephens Diversified Growth Portfolio, the Harris Associates Value Portfolio, the Strong Growth Portfolio and the MFS Total Return Portfolio has a substantially similar investment objective and follows substantially the same investment strategies as certain mutual funds whose shares are sold to the public. Each of these public mutual funds is managed by the same Subadviser which manages each of the corresponding Portfolios.

The historical performance of each of these public mutual funds is shown below. This performance data should not be considered as an indication of future performance of the Portfolios. The public mutual fund performance figures shown below:

o reflect the deduction of the historical fees and expenses paid by the public mutual funds and not those to be paid by the Portfolios;

o do not reflect Contract fees or charges imposed by London Pacific Life and Annuity Company. Investors should refer to the separate account prospectus for information describing the Contract fees and charges. These fees and charges will have a detrimental effect on Portfolio performance.

The Portfolios and their corresponding public mutual fund series are expected to hold similar securities. However, their investment results are expected to differ for the following reasons:

o    differences  in asset  size and cash  flow  resulting  from  purchases  and
     redemptions   of  Portfolio   shares  may  result  in  different   security
     selections;

o    differences in the relative weightings of securities;

o    differences in the price paid for particular portfolio holdings;

o    differences relating to certain tax matters.

The following table shows average annualized total returns for each comparable public mutual fund for their fiscal 1998 years (ended December 31, 1998, except September 30, 1998 for the MFS Total Return Fund). Also shown are performance comparisons between these public mutual funds and comparable indices.

                                                        Since        Inception
Fund                                       1 Year     Inception        Date
-----                                      ------     ---------        ----

Robertson Stephens Diversified
 Growth Fund                               16.42%        29.62%       8/1/96
Standard & Poor's 500
 Stock Index                               28.58%        33.42%       8/1/96
Russell 2000 Small Company
 Index                                    (2.55)%        14.27%       8/1/96


                                                       Since        Inception
 Fund                           1 Year     5 Year    Inception         Date
 -----                          ------     ------    ---------         ----

Oakmark Fund of
  the Harris Associates
  Investment Trust              3.74%      17.28%      26.22%        8/5/91
Standard & Poor's 500
  Stock Index                  28.58%      24.05%      19.73%       7/31/91
Lipper Growth &
  Income Index                 13.58%      17.83%      15.97%       7/31/91

                                                   Since       Inception
Fund                             1 Year          Inception        Date
-----                            ------          ---------        ----

Strong Growth Fund               26.98%          24.47%       12-31-93
Standard & Poor's
 500 Stock Index                 28.58%          24.06%     From 1-1-94
Russell 2000 Small
 Company Index                  (2.55)%          11.87%     From 1-1-94



                                                        Since    Inception
Fund                     1 Year    5 Year    10 Year   Inception   Date
------                   ------    ------    -------   ---------   ----

MFS Total
 Return Fund             11.91%   13.84%   13.48%   12.22%        10-6-70
Standard &
 Poor's  500
 Stock Index             28.58%   24.09%   19.22%   14.12%        9-30-70
Lehman Brothers
  Aggregate Bond
  Index                   8.69%     7.27%   9.26%    9.69%         1-1-70
Lipper Balanced
 Fund Index              15.37%    13.87%  13.32%   11.80%        9-30-70

Description of Indices Used

Standard & Poor's 500 Composite Stock Price Index

An unmanaged index generally considered to be representative of the stock market.

Russell 2000 Small Company Index

An unmanaged index of 2000 small company stocks.

Lipper Growth & Income Index

A nonweighted index of 139 funds investing in stocks and corporate and government bonds.

Lehman Brothers Aggregate Bond Index

An unmanaged index of average yield U.S. investment grade bonds.

Lipper Balanced Fund Index

A nonweighted index of 210 funds investing in stocks and corporate and government bonds.

Private Account Performance

The SAI Global Leaders Portfolio,  which is subadvised by Select Advisors,  Inc.
(SAI), is commencing the sale of its shares as of the date of this Prospectus. This Portfolio has an investment objective, policies and strategies which are substantially similar to those employed by SAI with respect to certain Private Accounts. Thus the performance information derived from these Private Accounts may be deemed relevant to the investor. The performance of the Portfolio will vary from the Private Account composite information because

o the Portfolio will be actively managed and its investments will from time to time and will not be identical to the past portfolio investments of the Private Accounts

o the Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed under federal tax and securities laws which, if applicable, may have adversely affected the performance results of the Private Account composites.

The chart below shows performance information derived from historical composite performance of the Private Accounts. The performance figures shown below represent the performance results of the composites of comparable Private
Accounts, adjusted to reflect the deduction of the fees and expenses paid or anticipated to be paid by the Portfolio. The Private Account composites are not substitutes for the performance history of the Portfolio. The Private Account composite performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.

Investors should not consider the performance data of these Private Accounts as an indication of the future performance of the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by London Pacific Life and Annuity Company in connection with the Contracts. Investors should refer to the separate account prospectus describing the Contracts for information pertaining to these insurance fees and charges. Any fees and charges will have a detrimental effect on the performance of the Portfolio.

Private Account Composite Performance
Reduced by Portfolio Fees and Expenses
For the periods ended 12/31/98

Average Annual Total Return

                                             Since
                                        Inception Date
Private Account                             1  Year    (January 1, 1998)
---------------                             -  ----    -----------------

SAI Global Leaders Equity                   39.22%             39.22%
Standard & Poor's 500 Stock Index           28.58%             28.58%
65% Standard & Poor's 500 Stock
  Index/35% Morgan Stanley Capital
  International Europe, Asia, and Far
  East (EAFE) Index*                        27.00%            27.00%

* The Morgan Stanley Capital International Europe, Asia and Far East (EAFE) Index is an unmanaged index of leading international stocks.

Legal Proceedings

Neither the Trust nor any Portfolio is involved in any material legal proceedings. Neither the investment adviser nor any Subadviser is involved in any legal proceedings that if decided against any such party would materially affect the ability of the party to carry out its duties to the Portfolios. None of such persons is aware of any litigation that has been threatened.

PORTFOLIO SHARES

Price of Shares

The Portfolios are available as investment options under the Contracts. The insurance companies offering the Contracts will purchase and sell shares for you when you direct them to do so under the terms of your Contract. The Portfolios will buy or sell shares at the price determined at the end of each day during which the New York Stock Exchange is open for trading (see Net Asset Value, below). The Portfolio must receive your order by 4:00 p.m. eastern time for you to receive the price for that day. The Portfolio will buy or sell shares for orders it receives after 4:00 p.m. at the price calculated for the next day on which the New York Stock Exchange is open.

Placing Orders for Shares

The prospectus for your Contract describes the procedures for investing your purchase payments in shares of the Portfolios. You may obtain a copy of that prospectus, free of charge, from your insurance company or from the person who sold you the Contract. The investment adviser and the life insurance company will not consider an order to buy or sell shares in the Portfolios as received until the order meets the requirements for documentation or signatures described in the prospectus for your Contract. The Portfolios do not charge any fees for selling (redeeming) shares. You should review the prospectus for your Contract to see if the insurance company charges any fees for redeeming your interest in the Contract or for moving your assets from one Portfolio to another.

Payment for Redemptions

Payment for orders to sell (redeem) shares will be made within seven days after the investment adviser receives the order.

Suspension or Rejection of Purchases and Redemptions

The Portfolios may suspend the offer of shares, or reject any specific request to purchase shares from a Portfolio at any time. The Portfolios may suspend their obligation to redeem shares or postpone payment for redemptions when the New York Stock Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances established by the Securities and Exchange Commission.

Net Asset Value

The investment adviser calculates the value or price of each share of each Portfolio (net asset value per share) at the close of business, usually 4:00 p.m., of the New York Stock Exchange, every day that the New York Stock Exchange is open for business. The investment adviser determines the value of all assets held by each Portfolio at the end of the day, subtracts all liabilities and divides the total by the total number of shares outstanding. The investment adviser provides this value to the insurance company, which uses it to calculate the value of your interest in your Contract. It is also the price at which the investment adviser will buy or sell shares in the Portfolios for orders it receives that day. The investment adviser determines the value of the net assets of the Portfolio by obtaining market quotations, where available, Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined, in good faith, by the investment adviser based on policies adopted by the Board of Trustees.

Some of the Portfolios trade securities on foreign markets or in foreign currencies. Those markets are open at different times and occasionally on different days than securities traded on the New York Stock Exchange. Exchange rates for foreign currencies are usually determined at 1:00 p.m. rather than 4:00 p.m. These factors may mean that the value of the securities held by these Portfolios may change after the close of business of the New York Stock Exchange.

Dividends and Distributions

Each Portfolio will declare and distribute dividends from net ordinary income and will distribute its net realized capital gains, if any, at least annually. The insurance companies generally direct that all dividends and distributions of the Portfolios be reinvested in the Portfolios under the terms of the Contracts.

Tax Matters

The Trust intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Trust expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Trust and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under the Contracts. Under these rules, shares of the Trust will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Trust shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.



DISTRIBUTION OF SHARES

Sales Charges

You will not have to pay any fees or sales charges for investing in a Portfolio or for withdrawing money from a Portfolio. You may have to pay sales charges on payments you make to your Contract or on amounts you withdraw from the Contract. The prospectus for the Contract you have purchased describes those charges.

Classes of Shares

The Trust has the  authority  to issue two classes of shares - Class A and Class
B. the shares offered by this prospectus are Class A Shares. As of the date of this prospectus, the Trust has not offered or sold any Class B shares.

Additional Information

This Prospectus sets forth concisely the information about the Trust and each Portfolio that you should know before you invest money in a Portfolio. Please read this prospectus carefully and keep it for future reference. The Trust has prepared and filed with the Securities and Exchange Commission (Commission) a Statement of Additional Information that contains more information about the Trust and the Portfolios. You may obtain a free copy of the Statement of Additional Information from your registered representative who offers you the Contract. You may also obtain copies by calling the Trust at 1-800-852-3152 or by writing to the Trust at the following address: 1755 Creekside Oaks Drive, Sacramento, CA 95833.


FINANCIAL HIGHLIGHTS

Financial Information

The following information is intended to help you understand the financial performance of the Portfolios since the time they were first offered to the public. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolios, assuming reinvestment of all dividends and distributions. The information applies to a single share throughout each year indicated. This information has been audited by PricewaterhouseCoopers LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report for the Trust. The annual report is incorporated by reference into the Statement of Additional Information for the Trust. You will find information about how to get a free copy of the annual report and Statement of Additional Information on the back cover of this prospectus.


                              FINANCIAL HIGHLIGHTS






                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period


                                           Robertson Stephens Diversified Growth
                                                     Portfolio (4)
                                            --------------------------------------
                                                Year Ended          Year Ended        Period Ended
                                             December 31, 1998   December 31, 1997   December 31, 1996*
                                             -----------------   -----------------   ------------------


     Net asset value, beginning of period          $10.22             $8.58            $10.00

     Income from investment operations:
     Net investment income (a)                      (0.08)            (0.07)             2.10
     Net realized and unrealized gain
     (loss) on investments                           1.86              1.71             (1.69)
                                                     ----              ----             -----
     Total from investment operations                1.78              1.64              0.41
                                                     ----              ----              ----
     Less distributions:
     Dividends from net investment income            0.00              0.00             (1.83)
     Distributions from net realized capital gains   0.00              0.00             (0.00)
                                                     ----              ----             -----
     Total distributions                             0.00              0.00             (1.83)
                                                     ----              ----             -----
     Net asset value, end of period                $12.00            $10.22             $8.58
                                                   ======            ======             =====
     Total return ++                               17.42%            19.12%             2.42%
                                                   =====             =====              ====

     Ratios to average net assets/supplemental data

     Net assets, end of period (in 000's)          $6,257            $3,452            $1,441

     Ratio of operating expenses to average
       net assets                                   1.39%             1.39%            1.36%+
     Ratio of net investment income/loss to
       average net assets                         (0.73%)           (0.72%)           20.30%+
     Portfolio turnover rate                      381.64%           234.54%         2,242.85%
     Ratio of operating expenses to average net
       assets before expense reimbursements         2.37%             4.53%            7.02%+
     Net investment income (loss) per share before
       expense reimbursements (a)                 ($0.18)           ($0.35)             $1.51

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.
(4) Formerly Berkeley Smaller Companies Portfolio

 *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period


                                                      Berkeley U. S. Quality Bond Portfolio (2)
                                              -----------------------------------------------------------
                                                 Year Ended        Year Ended           Period Ended
                                             December 31,1998    December 31,1997    December 31, 1996*
                                             ----------------    ----------------    ------------------


   Net asset value, beginning of period               $9.91              $9.81               $10.00

   Income from investment operations:
   Net investment income (a)                           0.52               0.58                 0.49
   Net realized and unrealized gain (loss)
     on investments                                    0.26               0.34                (0.25)
                                                       ----               ----                -----
   Total from investment operations                    0.78               0.92                 0.24
                                                       ----               ----                 ----
   Less distributions:
   Dividends from net investment income                0.00              (0.82)               (0.43)
   Distributions from net realized capital gains       0.00              (0.00)               (0.00)
                                                       ----              -----                -----
   Total distributions                                 0.00              (0.82)               (0.43)

   Net asset value, end of period                    $10.69              $9.91                $9.81
                                                     ======              =====                =====

   Total return ++                                    7.87%              9.45%                2.27%
                                                      ====               ====                 ====

   Ratios to average net assets/supplemental data

   Net assets, end of period (in 000's)              $1,978             $1,082               $1,553
   Ratio of operating expenses to average net assets  0.99%              0.99%               0.97%+
   Ratio of net investment income to average
     net assets                                       4.97%              5.79%               5.41%+
   Portfolio turnover rate                            5.21%            431.63%              231.03%
   Ratio of operating expenses to average net
     assets before expense reimbursements             3.60%              5.09%               5.79%+

   Net investment income (loss) per share
     before expense reimbursements (a)                $0.24              $0.17                $0.05

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.
(2) Formerly Salomon U.S. Quality Bond Portfolio

     *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period


                                                      Berkeley Money Market Portfolio (3)
                                              -----------------------------------------------------------
                                                 Year Ended        Year Ended           Period Ended
                                             December 31,1998    December 31,1997    December 31, 1996*
                                             ----------------    ----------------    ------------------


   Net asset value, beginning of period               $1.00             $1.00               $1.00

   Income from investment operations:
   Net investment income (a)                           0.04              0.05                0.04
   Net realized and unrealized gain (loss)
     on investments                                    0.00              0.00                0.00
                                                       ----              ----                ----
   Total from investment operations                    0.04              0.05                0.04
                                                       ----              ----                ----
   Less distributions:
   Dividends from net investment income               (0.04)            (0.05)              (0.04)
   Distributions from net realized capital gains      (0.00)            (0.00)              (0.00)
                                                      -----             -----               -----
   Total distributions                                (0.04)            (0.05)              (0.04)

   Net asset value, end of period                     $1.00             $1.00               $1.00
                                                      =====             =====               =====

   Total return ++                                    4.55%             4.58%               3.93%
                                                      ====              ====                ====

   Ratios to average net assets/supplemental data

   Net assets, end of period (in 000's)              $1,304            $1,373              $1,178
   Ratio of operating expenses to average net assets  0.89%             0.89%              0.87%+
   Ratio of net investment income to average
     net assets                                       4.50%             4.58%              4.43%+
   Portfolio turnover rate                              N/A               N/A                 N/A
   Ratio of operating expenses to average net
     assets before expense reimbursements             3.14%             4.30%              6.67%+

   Net investment income (loss) per share
     before expense reimbursements (a)                $0.02             $0.01             ($0.01)

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.
(3) Formerly Salomon Money Market Portfolio

 *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period



                                                       Harris Associates Value Portfolio (1)
                                              --------------------------------------------------------
                                                Year Ended         Year Ended         Period Ended
                                            December 31, 1998   December 31,1997   December 31, 1996*
                                            -----------------   ----------------   ------------------


Net asset value, beginning of period               $13.45             $11.86              $10.00

Income from investment operations:
Net investment income (a)                            0.10               0.08                0.10
Net realized and unrealized gain  on
  investments                                        0.48               2.94                2.13
                                                     ----               ----                ----
Total from investment operations                     0.58               3.02                2.23
                                                     ----               ----                ----

Less distributions:
Dividends from net investment income                 0.00             (0.05)              (0.10)
Distributions from net realized capital gains        0.00             (1.38)              (0.27)
                                                     ----             -----               -----
Total distributions                                  0.00             (1.43)              (0.37)
                                                     ----             -----               -----

Net asset value, end of period                     $14.03            $13.45              $11.86
                                                   ======            ======              ======

Total return ++                                     4.31%            25.56%              20.39%
                                                    ====             =====               =====

Ratios to average net assets/supplemental data


Net assets, end of period (in 000's)                $7,223            $3,523               $1,421
Ratio of operating expenses to average net assets    1.29%             1.29%               1.26%+
Ratio of net investment income to average net assets 0.75%             0.56%               1.01%+
Portfolio turnover rate                             49.83%            84.94%               41.08%
Ratio of operating expenses to average net
  assets before expense reimbursements               1.85%             4.22%               7.55%+
Net investment income (loss) per share
before expense reimbursements (a)                    $0.03           ($0.32)              ($0.52)

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.
(1) Formerly MAS Value Portfolio

*For the period January 31, 1996 (Commencement of Operations) to December 31, 1996




                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period



                                                      Lexington Corporate Leaders Portfolio
                                            -----------------------------------------------------------
                                               Year Ended          Year Ended        Period Ended
                                            December 31, 1998  December 31, 1997   December 31,1996*
                                            -----------------  -----------------   -----------------


     Net asset value, beginning of period          $13.39              $11.44           $10.00

     Income from investment operations:
     Net investment income (a)                       0.12                0.13             0.14
     Net realized and unrealized gain
     (loss) on investments                           1.49                2.70             1.42
                                                     ----                ----             ----
     Total from investment operations                1.61                2.83             1.56
                                                     ----                ----             ----
     Less distributions:
     Dividends from net investment income            0.00               (0.08)           (0.12)
     Distributions from net realized capital gains  (0.03)              (0.80)           (0.00)
                                                    -----               -----            -----
     Total distributions                            (0.03)              (0.88)           (0.12)
                                                    -----               -----            -----
     Net asset value, end of period                $14.97              $13.39           $11.44
                                                   ======              ======           ======
     Total return ++                               12.04%              24.71%           12.84%
                                                   =====               =====            =====

     Ratios to average net assets/supplemental data

     Net assets, end of period (in 000's)          $8,169              $3,453           $1,323
     Ratio of operating expenses to average net
     assets                                         1.29%               1.29%           1.26%+
     Ratio of net investment income to average
     net assets                                     0.87%               0.99%           1.40%+
     Portfolio turnover rate                        7.08%              35.69%            0.00%
     Ratio of operating expenses to average net
       assets before expense reimbursements         1.60%               4.08%           6.86%+
     Net investment income (loss) per share
       before expense reimbursements (a)            $0.08             ($0.24)          ($0.41)

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.

 *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996




                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period



                                                              Strong Growth Portfolio
                                            -----------------------------------------------------------
                                                Year Ended          Year Ended          Period Ended
                                             December 31, 1998   December 31, 1997   December 31, 1996*
                                             -----------------   -----------------   ------------------


     Net asset value, beginning of period          $13.47               $11.92                $10.00

     Income from investment operations:
     Net investment income (a)                      (0.08)               (0.04)                 0.25
     Net realized and unrealized gain
     (loss) on investments                           4.17                 3.07                  2.49
                                                     ----                 ----                  ----
     Total from investment operations                4.09                 3.03                  2.74
                                                     ----                 ----                  ----
     Less distributions:
     Dividends from net investment income            0.00                 0.00                 (0.22)
     Distributions from net realized capital gains  (0.50)               (1.48)                (0.60)
                                                    -----                -----                 -----
     Total distributions                            (0.50)               (1.48)                (0.82)
                                                    -----                -----                 -----
     Net asset value, end of period                $17.06               $13.47                $11.92
                                                   ======               ======                ======
     Total return ++                               30.43%               25.56%                20.27%
                                                   =====                =====                 =====

     Ratios to average net assets/supplemental data

     Net assets, end of period (in 000's)          $6,860               $2,912                $1,513

     Ratio of operating expenses to average
       net assets                                   1.29%                1.29%                1.26%+
     Ratio of net investment income/loss to
       average net assets                         (0.53%)              (0.26%)                2.25%+
     Portfolio turnover rate                      275.16%              270.11%               422.67%
     Ratio of operating expenses to average net
       assets before expense reimbursements         2.39%                4.44%                7.09%+
     Net investment income (loss) per share before
       expense reimbursements (a)                 ($0.24)              ($0.46)               ($0.39)

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.

 *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996



                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period



                                                        MFS Total Return Portfolio
                                              --------------------------------------------------------
                                                Year Ended         Year Ended         Period Ended
                                            December 31, 1998   December 31,1997   December 31, 1996*
                                            -----------------   ----------------   ------------------


Net asset value, beginning of period               $12.80                 $10.90                $10.00

Income from investment operations:
Net investment income (a)                            0.37                   0.35                  0.25
Net realized and unrealized gain  on
  investments                                        1.16                   1.95                  0.85
                                                     ----                   ----                  ----
Total from investment operations                     1.53                   2.30                  1.10
                                                     ----                   ----                  ----

Less distributions:
Dividends from net investment income                 0.00                  (0.19)                (0.20)
Distributions from net realized capital gains       (0.05)                 (0.21)                (0.00)
                                                    -----                  -----                 -----
Total distributions                                 (0.05)                 (0.40)                (0.20)
                                                    -----                  -----                 -----

Net asset value, end of period                     $14.28                 $12.80                $10.90
                                                   ======                 ======                ======

Total return ++                                    11.98%                 21.18%                 9.81%
                                                    =====                  =====                  ====

Ratios to average net assets/supplemental data


Net assets, end of period (in 000's)               $11,766                 $5,973                $1,529
Ratio of operating expenses to average net assets   1.29%                  1.29%                1.26%+
Ratio of net investment income to average net assets 2.72%                  2.80%                2.59%+
Portfolio turnover rate                            126.29%                103.75%                53.91%
Ratio of operating expenses to average net
  assets before expense reimbursements               1.87%                  3.88%                7.84%+
Net investment income (loss) per share
before expense reimbursements (a)                    $0.29                  $0.03               ($0.38)

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.

*For the period January 31, 1996 (Commencement of Operations) to December 31, 1996






LPT VARIABLE INSURANCE SERIES TRUST

1755 Creekside Oaks Drive

Sacramento, California 95833

Additional information about the Trust and its Portfolios can be found in the Statement of Additional Information. Additional information about the Portfolios' investments is available in the Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Portfolios during their last fiscal year. The Statement of Additional Information and the annual and semi-annual reports are available on request without charge for any person having an interest in the Trust. Please call 1-800-852-3152 or write to the Trust at the address listed above to request copies of the Statement of Additional Information, the annual report, the semi-annual report, or any additional information you would like about the Portfolios or to ask questions about the Portfolios.

Information about the purchase and sale of the Trust shares and the related costs is included in the prospectus for the Contracts that offer the Portfolios as investments.

The Commission maintains a Web site (http://www.sec.gov) on the Internet that contains the Statement of Additional Information, which is incorporated into this Prospectus by reference, and other information about the Trust and this offering. You can also review and copy those materials at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330 (1-800-732-0330).